UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
_________________

Date of Report (Date of earliest event reported): September 12, 2020

Centrus Energy Corp.
(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6901 Rockledge Drive, Suite 800
Bethesda, MD 20817
(301) 564-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.10 per share	LEU	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.
On September 12, 2020, the U.S. Department of Commerce (the “Department”) announced that the Department and the Russian State Atomic Energy Corporation (“ROSATOM”) initialed a proposed 20-year extension of the Russian Suspension Agreement (“RSA”). The RSA is a trade agreement between the United States and Russia that suspends an antidumping duty investigation of Russian uranium and allows for limited imports, subject to annual quotas. The RSA applies to imports by Centrus Energy Corp. (the “Company”) under its long-term supply agreement with TENEX. The proposed extension is subject to public comment until September 28, 2020, and the Department stated that it is seeking to sign the amendment no later than October 5, 2020. If signed, the extension of the RSA would provide stability and certainty regarding nuclear trade with Russia through 2040 unless earlier terminated.

Quotas provided in the proposed extension are expected to be adequate to support the Company’s long term strategic goals and to permit enriched uranium delivered during the remaining term of the Company’s contract with TENEX to be imported to supply U.S. utilities, thereby securing a key part of Centrus’ diverse supply base for the benefit of its customers and providing the revenues needed by Centrus to support its work on high-assay low-enriched uranium (HALEU) and other advanced technology projects in the United States. If signed, the extension is expected to avoid the risk of a restart of the Commerce Department’s suspended 1992 antidumping case, which could have led to the imposition of duties on Russian imports. There can be no assurance that the agreement to extend the RSA will be signed or that material changes will not be made to the agreement. For further information on the risks and uncertainties discussed in this and our other filings with the Securities and Exchange Commission, including under Part 1. Item1A - “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019, and our quarterly reports on Form 10-Q.

The Press Release issued by the Commerce Department on September 12, 2020, and the Company’s posting on its website furnished as Exhibits hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits.

Exhibit	Description

99.1	Department of Commerce press release dated September 12, 2020
99.2	Centrus Website Posting dated September 14, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Centrus Energy Corp.

Date:	September 14, 2020	By:	/s/ Philip O. Strawbridge
Philip O. Strawbridge
Senior Vice President, Chief Financial Officer,
Chief Administrative Officer and Treasurer